UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2012
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Grant of Options to the Executive Officers under the 2007 Stock Incentive Plan

Effective April 23, 2012 (the "Grant Date"), Ireland Inc. (the "Company") granted non-qualified stock purchase options to certain of its executive officers (the "Executive Non-Qualified Options") under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) for an aggregate of 1,600,000 shares of the Company's common stock at an exercise price of $0.90 per share, vesting and in the amounts as set out below, and expiring 5 years after the particular vesting date:

Vesting Date	Douglas D.G. Birnie CEO, President & Secretary	Robert D. McDougal CFO & Treasurer	David Z. Strickler VP Finance & Administration

The date that the Company has successfully completed the following two performance milestones, which date shall be reasonably determined by the Board of Directors:	200,000	100,000	100,000

(i) completed installation of a new precious metals extraction circuit at the Company’s Columbus Project (the “Extraction Circuit”), and

(ii) the Extraction Circuit has been satisfactorily operated for 30 consecutive working days.

The date that the Company has successfully processed 1,500 tons of mineralized material extracted from the Columbus Project through the Extraction Circuit, which date shall be reasonably determined by the Board of Directors.	200,000	100,000	100,000

The first date after the Grant Date that the closing price for the Company’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $2.00 per share for 20 consecutive trading days.	200,000	100,000	100,000

The first date after the Grant Date that the closing price for the Company’s common stock (as quoted by the principal market or exchange on which such shares trade) exceeds $2.50 per share for 20 consecutive trading days	200,000	100,000	100,000

Total:	800,000	400,000	400,000

Each of the options granted to Messrs. Birnie, McDougal and Strickler will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

SECTION 8 – OTHER EVENTS.

ITEM 8.01	OTHER EVENTS.

Grant of Options to Directors, Employees and Consultants Pursuant to 2007 Plan

Effective April 23, 2012 (the "Grant Date"), Ireland Inc. (the "Company") granted further non-qualified stock options to certain of its independent directors, employees and consultants under the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) to acquire an aggregate of 937,500 shares of the Company's common stock at an exercise price of $0.90 per share, subject to certain vesting provisions and expiring five years after vesting. Each of the options will automatically vest and become exercisable upon the occurrence of a change in control of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: April 25, 2012	By:	/s/ Douglas D.G. Birnie
		Name:	Douglas D.G. Birnie
		Title:	CEO and President